Prospectus Supplement

(To Prospectus Supplement dated February 27, 2015 and

Base Prospectus dated February 27, 2015)

The Mexico Fund, Inc.

Common Stock

Pursuant to the equity distribution agreement, dated June 12, 2013, by and among The Mexico Fund, Inc. (the “Fund”), Impulsora Del Fondo Mexico, S.C., as the Fund’s investment adviser, and UBS Securities LLC (the “Manager”), which was filed as an exhibit to the Fund’s Registration Statement on Form N-2 (File No. 333-187869) filed with the Securities and Exchange Commission (the “SEC”), as amended, the Fund did not sell any shares of its common stock (the “Shares”), par value $1.00 per share, through the Manager, acting as sales agent, during the fiscal quarter ended April 30, 2015. Accordingly, the Fund’s aggregate net proceeds from sales of its Shares and the commissions to the Manager were $0.

The Fund’s common stock is listed and trades on the New York Stock Exchange, or the NYSE, under the symbol “MXF.” The last reported sale price of the Fund’s common stock on the NYSE on June 24, 2015 was $21.72 per share.

This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the prospectus dated February 27, 2015 (the “Base Prospectus”) and the prospectus supplement dated February 27, 2015 (together with the Base Prospectus, the “Prospectus”).

Before buying any shares of the Fund’s common stock, you should carefully consider the risk factors described in “Risk Factors and Special Considerations” beginning on page 15 of the accompanying Base Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

UBS Investment Bank

This prospectus supplement is dated June 25, 2015